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                                         SUPPLEMENT DATED SEPTEMBER 9, 1997 TO
                                                  PROSPECTUS DATED MAY 1, 1997


                         TRAVELERS UNIVERSAL ANNUITY


The shareholders of the Travelers Timed Bond Account for Variable Annuities have voted to amend the fundamental investment policies to remove any limitation on the investment in restricted securities.

Accordingly, the reference to such restriction in the fundamental investment policies of Account TB has been deleted, and the policy has been restated as follows:

The fundamental investment policies of Account TB permit it to:

        5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days.


L-12687                                                                 9/97